UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On January 24, 2007, CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") engaged PricewaterhouseCoopers LLP ("PWC") as CMS Energy’s and Consumers’ independent registered public accounting firm. PWC will become the independent registered public accounting firm for CMS Energy, Consumers and the Employees’ Savings Plan and Employee Stock Ownership Plan of Consumers Energy Company (the "Benefit Plan") for the year ending December 31, 2007. The decision to engage PWC was made by the Audit Committees of the Boards of Directors of CMS Energy and Consumers.

During CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2005 and December 31, 2004 and the subsequent interim period through January 24, 2007, there has been no consultation with PWC regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on CMS Energy’s or Consumers’ financial statements nor did PWC provide any written or oral advice that was an important factor considered by CMS Energy or Consumers in reaching a decision as to the accounting, auditing or financial reporting of any issue.

Further, during CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2005 and December 31, 2004 and the subsequent interim period through January 24, 2007, neither CMS Energy nor Consumers have consulted PWC on any matter that was the subject of a disagreement or reportable event.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on December 5, 2006, Ernst & Young LLP ("Ernst & Young") was dismissed on November 30, 2006 as CMS Energy’s and Consumers’ independent registered public accounting firm. Ernst & Young will continue as the auditors for the consolidated financial statements of CMS Energy and Consumers for the fiscal year ending December 31, 2006. Ernst & Young will also continue as the auditors of the financial statements of the Benefit Plan for the fiscal year ending December 31, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Ernst & Young to the Securities and Exchange Commission dated January 25, 2007.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K/A and Consumers’ Form 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy’s and Consumers’ subsequently filed Forms 10-Q (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

January 25, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

January 25, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young to the Securities and Exchange Commission dated January 25, 2007.